Exhibit 99.2

Second-Quarter 2026 Detailed Supplemental Information

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and other income
Sales and other operating revenues	16,517	14,004	15,031	13,392	58,944	15,761	19,161			34,922
Equity in earnings of affiliates	392	315	345	283	1,335	247	239			486
Gain (loss) on dispositions	79	317	3	332	731	5	14			19
Other income	113	104	143	178	538	41	108			149
Total revenues and other income	17,101	14,740	15,522	14,185	61,548	16,054	19,522			35,576

Costs and expenses
Purchased commodities	6,188	5,085	5,857	5,195	22,325	6,283	6,712			12,995
Production and operating expenses	2,506	2,572	2,632	2,621	10,331	2,276	2,431			4,707
Selling, general and administrative expenses	191	250	271	181	893	193	188			381
Exploration expenses	117	81	71	138	407	109	75			184
Depreciation, depletion and amortization	2,746	2,838	2,917	2,999	11,500	2,906	2,983			5,889
Impairments	1	1	10	14	26	19	2			21
Taxes other than income taxes	551	572	525	498	2,146	607	793			1,400
Accretion on discounted liabilities	94	95	94	95	378	97	99			196
Interest and debt expense	205	232	223	195	855	198	182			380
Foreign currency transactions (gain) loss	30	(3)	(6)	(10)	11	—	(25)			(25)
Other expenses	6	—	—	14	20	3	—			3
Total costs and expenses	12,635	11,723	12,594	11,940	48,892	12,691	13,440			26,131
Income (loss) before income taxes	4,466	3,017	2,928	2,245	12,656	3,363	6,082			9,445
Income tax provision (benefit)	1,617	1,046	1,202	803	4,668	1,180	2,151			3,331
Net income (loss)	2,849	1,971	1,726	1,442	7,988	2,183	3,931			6,114

Net income (loss) per share of common stock (dollars)
Basic	2.23	1.56	1.38	1.17	6.36	1.78	3.23			5.00
Diluted	2.23	1.56	1.38	1.17	6.35	1.78	3.23			5.00

Weighted-average common shares outstanding (in thousands)*
Basic	1,273,350	1,257,512	1,245,253	1,232,575	1,252,042	1,224,036	1,213,453			1,218,715
Diluted	1,274,879	1,258,998	1,246,854	1,233,956	1,253,446	1,224,960	1,214,255			1,219,492
*Ending common shares outstanding is 1,201,337 as of June 30, 2026, compared with 1,218,294 as of March 31, 2026.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	466	182	191	162	1,001	386	681			1,067

Lower 48	2,238	1,781	1,585	1,040	6,644	1,798	3,306			5,104

Canada	337	199	248	193	977	112	424			536

Europe, Middle East and North Africa	1,341	830	1,003	870	4,044	990	1,379			2,369

Asia Pacific	375	397	398	235	1,405	355	499			854

Corporate and Other	(291)	(372)	(497)	(255)	(1,415)	(278)	(207)			(485)

Consolidated	4,466	3,017	2,928	2,245	12,656	3,363	6,082			9,445

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	29.8%	26.0%	32.0%	14.3%	27.0%	23.8%	23.3%			23.5%

Lower 48	20.0%	21.5%	21.7%	19.7%	20.8%	21.9%	21.9%			21.9%

Canada	24.1%	25.2%	24.1%	23.2%	24.1%	24.2%	24.5%			24.4%

Europe, Middle East and North Africa	68.8%	71.4%	67.4%	72.4%	69.7%	73.2%	74.9%			74.2%

Asia Pacific	17.1%	16.8%	22.5%	7.5%	16.9%	17.0%	22.0%			20.0%

Corporate and Other	12.7%	24.9%	5.8%	46.4%	19.6%	42.8%	(11.0)%			19.8%

Consolidated	36.2%	34.7%	41.0%	35.8%	36.9%	35.1%	35.4%			35.3%
*Alaska including taxes other than income taxes	37.8%	56.6%	58.8%	51.7%	49.2%	45.0%	39.5%			41.6%

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	327	135	130	138	730	294	522			816

Lower 48	1,790	1,399	1,240	835	5,264	1,403	2,584			3,987

Canada	256	149	188	148	741	85	320			405

Europe, Middle East and North Africa	419	237	327	241	1,224	265	346			611

Asia Pacific	311	330	309	217	1,167	295	389			684

Corporate and Other	(254)	(279)	(468)	(137)	(1,138)	(159)	(230)			(389)

Consolidated	2,849	1,971	1,726	1,442	7,988	2,183	3,931			6,114

SPECIAL ITEMS

Alaska	58	—	(26)	(11)	21	—	—			—

Lower 48	93	207	(74)	187	413	—	—			—

Canada	—	—	(18)	45	27	(122)	(58)			(180)

Europe, Middle East and North Africa	—	—	(1)	(13)	(14)	—	—			—

Asia Pacific	—	—	—	(5)	(5)	—	—			—

Corporate and Other	19	(29)	(162)	(24)	(196)	(19)	38			19

Consolidated	170	178	(281)	179	246	(141)	(20)			(161)
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	269	135	156	149	709	294	522			816

Lower 48	1,697	1,192	1,314	648	4,851	1,403	2,584			3,987

Canada	256	149	206	103	714	207	378			585

Europe, Middle East and North Africa	419	237	328	254	1,238	265	346			611

Asia Pacific	311	330	309	222	1,172	295	389			684

Corporate and Other	(273)	(250)	(306)	(113)	(942)	(140)	(268)			(408)

Consolidated	2,679	1,793	2,007	1,263	7,742	2,324	3,951			6,275

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	30.8%	26.0%	30.7%	15.9%	27.2%	23.8%	23.3%			23.5%

Lower 48	22.5%	21.1%	21.9%	18.6%	21.5%	21.9%	21.9%			21.9%

Canada	24.1%	25.2%	24.1%	22.7%	24.1%	24.2%	24.4%			24.3%

Europe, Middle East and North Africa	68.8%	71.4%	67.3%	72.4%	69.7%	73.2%	74.9%			74.2%

Asia Pacific	17.1%	16.8%	22.5%	8.5%	17.1%	17.0%	22.0%			20.0%

Corporate and Other	13.4%	25.3%	(4.7)%	49.8%	19.3%	44.8%	(3.8)%			20.3%

Consolidated	37.9%	35.6%	39.0%	38.1%	37.7%	34.5%	35.3%			35.0%

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Transaction, integration and restructuring expenses	—	—	(34)	(16)	(50)	—	—			—
Pending claims and settlements	77	—	—	—	77	—	—			—
Subtotal before income taxes	77	—	(34)	(16)	27	—	—			—
Income tax provision (benefit)	19	—	(8)	(5)	6	—	—			—
Total	58	—	(26)	(11)	21	—	—			—

Lower 48
Transaction, integration and restructuring expenses	(16)	(4)	(100)	(6)	(126)	—	–			—
Gain (loss) on asset sales	64	274	—	291	629	—	—			—
Pending claims and settlements	—	—	—	(40)	(40)	—	—			—
Subtotal before income taxes	48	270	(100)	245	463	—	—			—
Income tax provision (benefit)	(45)	63	(26)	58	50	—	—			—
Total	93	207	(74)	187	413	—	—			—

Canada
Pending claims and settlements	—	—	—	—	—	(83)	(76)			(159)
Gain (loss) on contingent liability measurement[1]	—	—	—	60	60	(78)	–			(78)
Transaction, integration and restructuring expenses	—	—	(24)	(1)	(25)	—	–			—
Subtotal before income taxes	—	—	(24)	59	35	(161)	(76)			(237)
Income tax provision (benefit)	—	—	(6)	14	8	(39)	(18)			(57)
Total	—	—	(18)	45	27	(122)	(58)			(180)

Europe, Middle East and North Africa
Transaction, integration and restructuring expenses	—	—	(2)	(45)	(47)	—	—			—
Income tax provision (benefit)	—	—	(1)	(32)	(33)	—	—			—
Total	—	—	(1)	(13)	(14)	—	—			—

Asia Pacific
Transaction, integration and restructuring expenses	—	—	—	(8)	(8)	—	–			—
Income tax provision (benefit)	—	—	—	(3)	(3)	—	—			—
Total	—	—	—	(5)	(5)	—	—			—

Corporate and Other
Pending claims and settlements	46	—	—	—	46	—	46			46
Transaction, integration and restructuring expenses	(37)	(54)	(117)	(27)	(235)	(15)	(32)			(47)
Other corporate charges	—	—	(82)	—	(82)	—	—			—
Gain (loss) on interest rate hedge[2]	15	18	(6)	(9)	18	(9)	37			28
Gain (loss) on asset sales	—	—	—	6	6	—	—			—
Subtotal before income taxes	24	(36)	(205)	(30)	(247)	(24)	51			27
Income tax provision (benefit)	5	(7)	(43)	(6)	(51)	(5)	13			8
Total	19	(29)	(162)	(24)	(196)	(19)	38			19

Total Company	170	178	(281)	179	246	(141)	(20)			(161)
[1]Related to our Surmont acquisition.
[2]Interest rate hedging gain (loss) from PALNG Phase 1 investment.

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,309	4,901	5,260	6,497	6,497	5,877	6,574			6,574
Short-term investments	926	439	996	484	484	486	1,118			1,118
Accounts and notes receivable	6,400	5,701	5,744	5,813	5,813	7,050	6,957			6,957
Inventories	1,844	1,897	1,721	1,873	1,873	1,910	1,879			1,879
Prepaid expenses and other current assets	1,427	1,001	2,163	865	865	906	2,667			2,667
Total current assets	16,906	13,939	15,884	15,532	15,532	16,229	19,195			19,195
Investments and long-term receivables	10,008	10,361	10,074	10,185	10,185	10,320	10,345			10,345
Net properties, plants and equipment	94,316	95,242	93,498	93,239	93,239	93,141	91,248			91,248
Other assets	3,024	3,057	3,016	2,983	2,983	3,035	3,473			3,473
Total assets	124,254	122,599	122,472	121,939	121,939	122,725	124,261			124,261

Liabilities
Accounts payable	7,349	6,517	6,245	6,218	6,218	7,017	6,764			6,764
Short-term debt	608	414	1,016	1,020	1,020	1,065	462			462
Accrued income and other taxes	2,919	1,742	1,939	1,835	1,835	2,129	2,540			2,540
Employee benefit obligations	652	710	1,020	1,136	1,136	505	593			593
Other accruals	1,801	1,603	1,789	1,763	1,763	1,870	2,093			2,093
Total current liabilities	13,329	10,986	12,009	11,972	11,972	12,586	12,452			12,452
Long-term debt	23,176	23,115	22,466	22,424	22,424	22,262	22,828			22,828
Asset retirement obligations and accrued environmental costs	8,146	8,225	8,264	8,214	8,214	8,366	8,404			8,404
Deferred income taxes	11,483	11,766	12,109	12,237	12,237	12,389	12,387			12,387
Employee benefit obligations	999	999	950	969	969	944	933			933
Other liabilities and deferred credits	1,883	1,936	1,751	1,636	1,636	1,637	1,908			1,908
Total liabilities	59,016	57,027	57,549	57,452	57,452	58,184	58,912			58,912

Equity
Common stock issued
Par value	23	23	23	23	23	23	23			23
Capital in excess of par	77,554	77,643	77,701	77,728	77,728	77,761	77,832			77,832
Treasury stock	(72,666)	(73,899)	(75,186)	(76,217)	(76,217)	(77,231)	(79,251)			(79,251)
Accumulated other comprehensive income (loss)	(6,394)	(5,902)	(6,074)	(5,911)	(5,911)	(6,028)	(6,176)			(6,176)
Retained earnings	66,721	67,707	68,459	68,864	68,864	70,016	72,921			72,921
Total equity	65,238	65,572	64,923	64,487	64,487	64,541	65,349			65,349
Total liabilities and equity	124,254	122,599	122,472	121,939	121,939	122,725	124,261			124,261

	2025					2026
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash flows from operating activities
Net income (loss)	2,849	1,971	1,726	1,442	7,988	2,183	3,931			6,114
Depreciation, depletion and amortization	2,746	2,838	2,917	2,999	11,500	2,906	2,983			5,889
Impairments	1	1	10	14	26	19	2			21
Dry hole costs and leasehold impairments	61	24	20	76	181	34	22			56
Accretion on discounted liabilities	94	95	94	95	378	97	99			196
Deferred taxes	(71)	149	354	117	549	102	47			149
Distributions more (less) than income from equity affiliates	(19)	(93)	389	(77)	200	7	103			110
(Gain) loss on dispositions	(79)	(317)	(3)	(332)	(731)	(5)	(14)			(19)
Other	(115)	53	(141)	(16)	(219)	44	3			47
Net working capital changes	648	(1,236)	512	—	(76)	(1,092)	258			(834)
Net cash provided by operating activities	6,115	3,485	5,878	4,318	19,796	4,295	7,434			11,729

Cash flows from investing activities
Capital expenditures and investments	(3,378)	(3,286)	(2,866)	(3,023)	(12,553)	(2,948)	(3,024)			(5,972)
Working capital changes associated with investing activities	827	(276)	(63)	58	546	162	(8)			154
Proceeds from asset dispositions	635	706	291	1,616	3,248	9	181			190
Net sales (purchases) of investments	(400)	392	(548)	501	(55)	(30)	(622)			(652)
Other	(30)	3	7	(2)	(22)	(1)	(38)			(39)
Net cash used in investing activities	(2,346)	(2,461)	(3,179)	(850)	(8,836)	(2,808)	(3,511)			(6,319)

Cash flows from financing activities
Net issuance (repayment) of debt	(547)	(259)	(45)	(62)	(913)	(114)	(61)			(175)
Issuance of company common stock	(52)	(3)	(10)	(35)	(100)	(35)	(4)			(39)
Repurchase of company common stock	(1,500)	(1,222)	(1,274)	(1,022)	(5,018)	(1,006)	(2,000)			(3,006)
Dividends paid	(998)	(984)	(975)	(1,038)	(3,995)	(1,032)	(1,025)			(2,057)
Other	(40)	(15)	(20)	(1)	(76)	1	(80)			(79)
Net cash used in financing activities	(3,137)	(2,483)	(2,324)	(2,158)	(10,102)	(2,186)	(3,170)			(5,356)

Effect of exchange rate changes	83	65	(2)	7	153	29	(34)			(5)

Net change in cash, cash equivalents and restricted cash	715	(1,394)	373	1,317	1,011	(670)	719			49
Cash, cash equivalents and restricted cash at beginning of period	5,905	6,620	5,226	5,599	5,905	6,916	6,246			6,916
Cash, cash equivalents and restricted cash at end of period	6,620	5,226	5,599	6,916	6,916	6,246	6,965			6,965
Restricted cash is included in the "Other assets" and "Prepaid expenses and other current assets" lines of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	1,046	986	753	822	3,607	949	912			1,861

Lower 48	1,814	1,704	1,571	1,613	6,702	1,505	1,640			3,145

Canada	165	144	152	132	593	121	89			210

Europe, Middle East and North Africa	274	356	293	271	1,194	262	252			514

Asia Pacific	54	64	70	154	342	82	91			173

Corporate and Other	25	32	27	31	115	29	40			69
Total capital expenditures and investments	3,378	3,286	2,866	3,023	12,553	2,948	3,024			5,972
Capitalized interest included in total capital expenditures and investments	80	92	102	110	384	120	132			252

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	2,389	2,391	2,399	2,320	2,375	2,309	2,248			2,278

Crude Oil (MBD)
Consolidated operations	1,153	1,144	1,133	1,102	1,133	1,100	1,092			1,096
Equity affiliates	13	11	13	13	12	11	2			6
Total	1,166	1,155	1,146	1,115	1,145	1,111	1,094			1,102

NGL (MBD)
Consolidated operations	394	418	428	405	411	408	419			414
Equity affiliates	8	6	8	8	8	7	1			4
Total	402	424	436	413	419	415	420			418

Bitumen (MBD)
Consolidated operations	143	144	123	123	133	118	115			117
Total	143	144	123	123	133	118	115			117

Natural Gas (MMCFD)
Consolidated operations	2,840	2,855	2,941	2,796	2,859	2,822	2,845			2,834
Equity affiliates	1,230	1,150	1,226	1,220	1,206	1,166	865			1,015
Total	4,070	4,005	4,167	4,016	4,065	3,988	3,710			3,848

Industry Prices
Crude Oil ($/BBL)
WTI	71.42	63.74	64.93	59.14	64.81	71.93	92.79			82.36
WCS	58.75	53.52	54.54	47.95	53.69	57.76	78.16			67.96
Brent dated	75.66	67.82	69.07	63.69	69.06	80.61	104.52			92.57
JCC ($/BBL)	78.31	78.84	74.92	72.20	76.07	71.72	67.14			69.43
Natural Gas ($/MMBTU)
Henry Hub first of month	3.65	3.44	3.07	3.55	3.43	5.05	2.90			3.98

Average Realized Prices
Total ($/BOE)	53.34	45.77	46.44	42.46	47.01	50.36	62.33			56.37

Crude Oil ($/BBL)
Consolidated operations	71.61	64.21	66.12	60.15	65.58	73.52	99.47			86.70
Equity affiliates	75.57	65.87	67.56	66.47	68.94	68.79	66.95			68.46
Total	71.65	64.23	66.13	60.22	65.62	73.47	99.40			86.60

NGL ($/BBL)
Consolidated operations	24.86	20.51	18.71	18.59	20.59	20.06	24.43			22.29
Equity affiliates	52.34	48.93	44.39	40.10	46.20	46.27	45.20			45.97
Total	25.40	20.98	19.20	19.02	21.07	20.42	24.54			22.51

Bitumen ($/BBL)
Consolidated operations	45.29	39.43	41.58	36.52	40.74	50.37	61.01			55.80
Total	45.29	39.43	41.58	36.52	40.74	50.37	61.01			55.80

Natural Gas ($/MCF)
Consolidated operations	4.76	2.99	3.11	2.74	3.40	3.34	1.60			2.47
Equity affiliates	7.56	6.91	7.00	5.87	6.83	5.87	5.62			5.76
Total	5.62	4.16	4.28	3.72	4.44	4.09	2.58			3.36

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	43	6	—	41	90	9	4			13
Leasehold impairment	18	18	20	35	91	25	18			43
Total noncash expenses	61	24	20	76	181	34	22			56
Other (G&A, G&G and lease rentals)	56	57	51	62	226	75	53			128
Total exploration expenses	117	81	71	138	407	109	75			184

U.S. exploration expenses	42	55	47	66	210	86	56			142
International exploration expenses	75	26	24	72	197	23	19			42

DD&A ($ Millions)
Alaska	355	361	327	356	1,399	352	346			698
Lower 48	1,904	2,003	2,079	2,135	8,121	2,051	2,147			4,198
Canada	131	143	142	140	556	152	133			285
Europe, Middle East and North Africa	219	198	245	250	912	239	241			480
Asia Pacific	119	118	113	110	460	103	107			210
Corporate and Other	18	15	11	8	52	9	9			18
Total DD&A	2,746	2,838	2,917	2,999	11,500	2,906	2,983			5,889

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	184	182	164	178	177	176	169			172
Lower 48	753	761	761	722	749	731	732			732
Canada	17	20	17	15	17	16	11			14
Norway	68	54	66	64	63	58	52			55
Libya	60	59	60	60	60	54	61			58
Equatorial Guinea	8	7	8	8	8	8	8			8
Europe, Middle East and North Africa	136	120	134	132	131	121	122			121
China	36	34	32	32	34	36	36			36
Malaysia	27	27	25	23	25	20	22			21
Asia Pacific	63	61	57	55	59	56	58			57
Total consolidated operations	1,153	1,144	1,133	1,102	1,133	1,100	1,092			1,096
Equity affiliates	13	11	13	13	12	11	2			6
Total	1,166	1,155	1,146	1,115	1,145	1,111	1,094			1,102

NGL (MBD)
Consolidated operations
Alaska	16	15	12	15	15	15	14			15
Lower 48	363	389	401	375	382	377	392			385
Canada	6	6	7	7	6	7	6			6
Norway	4	3	3	3	3	3	2			3
Equatorial Guinea	5	5	5	5	5	5	5			5
Europe, Middle East and North Africa	9	8	8	8	8	8	8			8
Total consolidated operations	394	418	428	405	411	408	419			414
Equity affiliates	8	6	8	8	8	7	1			4
Total	402	424	436	413	419	415	420			418

Bitumen (MBD)
Canada	143	144	123	123	133	118	115			117
Total	143	144	123	123	133	118	115			117

Natural Gas (MMCFD)
Consolidated operations
Alaska	48	48	36	34	41	25	14			20
Lower 48	2,080	2,146	2,198	2,050	2,119	2,067	2,126			2,097
Canada	109	124	134	133	125	131	117			124
Norway	353	302	324	340	330	332	321			327
Libya	30	31	33	33	32	36	36			36
Equatorial Guinea	155	150	149	141	149	157	156			156
Europe, Middle East and North Africa	538	483	506	514	511	525	514			519
Malaysia	65	54	67	65	63	74	75			75
Asia Pacific	65	54	67	65	63	74	75			75
Total consolidated operations	2,840	2,855	2,941	2,796	2,859	2,822	2,845			2,834
Equity affiliates	1,230	1,150	1,226	1,220	1,206	1,166	865			1,015
Total	4,070	4,005	4,167	4,016	4,065	3,988	3,710			3,848

Total (MBOED)
Consolidated operations
Alaska	208	205	182	199	199	195	185			190
Lower 48	1,462	1,508	1,528	1,439	1,484	1,453	1,479			1,466
Canada	184	191	169	167	177	164	152			158
Norway	131	107	123	124	121	116	108			112
Libya	65	64	66	65	65	60	67			64
Equatorial Guinea	39	37	38	36	38	40	39			39
Europe, Middle East and North Africa	235	208	227	225	224	216	215			216
China	36	34	32	32	34	36	36			36
Malaysia	38	36	36	34	36	33	34			33
Asia Pacific	74	70	68	66	70	69	70			69
Total consolidated operations	2,163	2,182	2,174	2,096	2,154	2,096	2,101			2,099
Equity affiliates	226	209	225	224	221	212	147			179
Total	2,389	2,391	2,399	2,320	2,375	2,309	2,248			2,278

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	76.58	70.87	72.72	66.63	71.79	81.77	108.49			94.49
Lower 48	69.47	61.90	63.71	57.46	63.18	70.30	96.24			83.65
Canada	62.41	55.48	55.80	46.92	55.35	64.13	87.10			73.73
Norway	75.80	68.78	70.89	66.27	70.52	75.47	105.48			91.26
Libya	75.45	68.59	70.10	63.76	69.40	83.94	105.29			94.24
Equatorial Guinea	59.91	52.66	43.47	50.34	52.81	44.71	85.20			73.04
Europe, Middle East and North Africa	74.60	67.48	69.46	64.17	68.95	77.71	103.26			91.05
China	74.65	68.03	70.05	63.52	69.33	79.87	104.51			92.21
Malaysia	79.69	71.54	73.95	68.47	73.32	83.48	115.82			101.23
Asia Pacific	76.64	69.65	71.72	65.68	71.05	81.14	108.99			95.58
Total consolidated operations	71.61	64.21	66.12	60.15	65.58	73.52	99.47			86.70
Equity affiliates	75.57	65.87	67.56	66.47	68.94	68.79	66.95			68.46
Total	71.65	64.23	66.13	60.22	65.62	73.47	99.40			86.60

NGL ($/BBL)
Consolidated operations
Lower 48	24.84	20.52	18.81	18.76	20.64	19.82	24.30			22.12
Canada	27.96	20.63	20.98	20.94	22.54	29.33	30.25			29.73
Norway	45.58	39.02	39.00	30.15	41.39	48.72	72.73			58.48
Equatorial Guinea	1.00	1.00	1.00	1.00	1.00	1.00	1.00			1.00
Europe, Middle East and North Africa	23.76	20.24	10.09	4.29	16.53	22.46	26.57			24.37
Total consolidated operations	24.86	20.51	18.71	18.59	20.59	20.06	24.43			22.29
Equity affiliates	52.34	48.93	44.39	40.10	46.20	46.27	45.20			45.97
Total	25.40	20.98	19.20	19.02	21.07	20.42	24.54			22.51

Bitumen ($/BBL)
Canada	45.29	39.43	41.58	36.52	40.74	50.37	61.01			55.80
Total	45.29	39.43	41.58	36.52	40.74	50.37	61.01			55.80

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.87	3.80	3.86	3.75	3.81	3.73	3.29			3.51
Lower 48	2.65	1.60	1.62	1.09	1.74	1.19	(1.44)			(0.15)
Canada	1.35	0.71	0.37	1.69	1.02	1.68	0.79			1.25
Norway	14.86	11.65	11.22	10.43	12.08	13.40	16.03			14.68
Libya	5.68	5.64	4.98	4.79	5.25	4.98	4.64			4.81
Equatorial Guinea	11.10	7.41	9.50	8.24	9.30	10.02	13.65			11.62
Europe, Middle East and North Africa	13.16	10.21	10.31	9.47	10.87	11.71	14.49			13.03
Malaysia	3.67	3.70	3.60	3.41	3.59	3.34	3.34			3.34
Asia Pacific	3.67	3.70	3.60	3.41	3.59	3.34	3.34			3.34
Total consolidated operations	4.76	2.99	3.11	2.74	3.40	3.34	1.60			2.47
Equity affiliates	7.56	6.91	7.00	5.87	6.83	5.87	5.62			5.76
Total	5.62	4.16	4.28	3.72	4.44	4.09	2.58			3.36

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(254)	(279)	(468)	(137)	(1,138)	(159)	(230)			(389)

Detail of Corporate and Other Earnings (Loss), net of tax ($ Millions)
Net interest expense	(111)	(139)	(152)	(92)	(494)	(78)	(84)			(162)
Corporate G&A expenses	(110)	(147)	(163)	(66)	(486)	(97)	(110)			(207)
Technology*	(18)	(22)	(88)	(16)	(144)	(7)	(18)			(25)
Other	(15)	29	(65)	37	(14)	23	(18)			5
Total	(254)	(279)	(468)	(137)	(1,138)	(159)	(230)			(389)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Corporate and Other Interest Expense, before-tax ($ Millions)
Incurred interest	(285)	(324)	(325)	(305)	(1,239)	(318)	(314)			(632)
Capitalized interest*	80	92	102	110	384	120	132			252
Interest and debt expense	(205)	(232)	(223)	(195)	(855)	(198)	(182)			(380)
Interest income	74	65	60	104	303	109	80			189
Net Interest Expense	(131)	(167)	(163)	(91)	(552)	(89)	(102)			(191)
*Capitalized interest represents before-tax interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	23,784	23,529	23,482	23,444	23,444	23,327	23,290			23,290
Debt-to-capital ratio (%)	27%	26%	27%	27%	27%	27%	26%			26%

Equity ($ Millions)	65,238	65,572	64,923	64,487	64,487	64,541	65,349			65,349

Certain totals and percentages may differ from the sum of the underlying components due to rounding.

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day